UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

AMENDED CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  October 23, 2006

QPC LASERS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-28153	20-1568015
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

15632 Roxford Street, Sylmar, California		91342
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (818) 986-0000

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

QPC Lasers, Inc. (the “Company”) is filing this Form 8-K/A in connection with the dismissal of Bagell Josephs, Levine & Company, L.L.C. (“Bagell”) as the Company’s certifying accountant. The Company files herewith as Exhibit 16 a copy of the letter of response of Bagell. No other information contained in the Form 8-K dated October 23, 2006, and filed on October 27, 2006 (filing number 333-121598) is amended by this Form 8-K/A.

All information contained in this Form 8-K/A is as of the original filing date of the Form 8-K dated October 23, 2006, and filed on October 27, 2006, and does not reflect any subsequent information or events other than as described above.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
16	Letter on change of certifying accountant, dated October 25, 2006, from Bagell Josephs, Levine & Company, L.L.C. to the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QPC LASERS, INC.

Dated: November 1, 2006	By:	/s/ George Lintz
George Lintz
Chief Financial Officer

Exhibit Index

Exhibit No.	Description
16	Letter on change of certifying accountant, dated October 25, 2006, from Bagell Josephs, Levine & Company, L.L.C. to the Securities and Exchange Commission.